Exhibit 99.1

EQV Ventures Acquisition Corp. and Presidio Petroleum LLC Announce Filing of Registration Statement on Form S-4 with the SEC

Fort Worth, TX – September 8, 2025 – EQV Ventures Acquisition Corp. (NYSE: EQV) (“EQV”), a special purpose acquisition company sponsored by EQV Group and Presidio Investment Holdings, LLC (“PIH”), a differentiated oil and gas operator focused on the optimization of mature, producing oil and natural gas assets in the United States, today announced the filing of a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (“SEC”) by Prometheus Pubco Inc. that will merge with PIH to form Presidio Production Company (“Presidio Production”) following the consummation of the proposed business combination.

The Registration Statement contains a preliminary proxy statement/prospectus in connection with the proposed business combination. While the Registration Statement has not yet become effective and the information therein is subject to change, it provides important information about EQV, Presidio Production, and PIH and the proposed business combination.

EQV entered into the business combination agreement with PIH and the other parties thereto on August 5, 2025. Following consummation of the proposed business combination, the combined company will be a US-domiciled, dividend-yield driven C Corp, and will be renamed “Presidio Production Company.” Shares of Presidio Production are expected to be listed on the New York Stock Exchange under the ticker “FTW,” reflecting PIH’s roots in Fort Worth, Texas. Completion of the transaction is subject to approval by EQV’s stockholders, the Registration Statement being declared effective by the SEC, and other customary closing conditions and is expected to occur in the fourth quarter of 2025.

Presidio Production’s entry into the public markets comes at a pivotal moment in the energy sector, as the capital-intensive shale era gives way to a more disciplined focus on returns. Presidio Production’s differentiated model stands out with zero reliance on future drilling, minimal capital investment, and substantial free cash flow. The transaction values Presidio Production at a pro forma enterprise value of approximately $660 million, representing a discount to combined proved developed PV-10 value, including the subsequent acquisition by Presidio Production of complementary Texas Panhandle assets from EQV Resources LLC following the closing of the proposed business combination, which is not reflected in the pro forma financial statements included in the Registration Statement, and assuming no redemptions and after transaction expenses.

About Presidio Petroleum LLC

Headquartered in Fort Worth, TX, Presidio Petroleum LLC is a leading operator of mature oil and gas wells across the Mid-Continent. The company is focused exclusively on optimizing existing production and generating sustainable cash flow from low-decline, producing assets.

About EQV Ventures Acquisition Corp.

EQV Ventures Acquisition Corp. is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. EQV’s sponsor is an affiliate of EQV Group, which was formed in 2022 and is an active acquirer of producing reserves, completing 14 acquisitions and currently managing and operating more than 1,800 wells across 10 states.

Forward-Looking Statements

This press release includes “forward-looking statements.” These include EQV’s, Presidio Production’s or PIH’s or their management teams’ expectations, hopes, beliefs, intentions or strategies regarding the future. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “potential,” “budget,” “may,” “will,” “could,” “should,” “continue” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Presidio Production’s, PIH’s and EQV’s expectations with respect to future performance, the capitalization of EQV or Presidio Production after giving effect to the proposed business combination and expectations with respect to the future performance and the success of Presidio Production following the consummation of the proposed business combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Presidio Production’s, PIH’s and EQV’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Presidio Production, PIH and EQV. These forward-looking statements are subject to a number of risks and uncertainties, including changes in business, market, financial, political and legal conditions; benefits from hedges and expected production; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Presidio Production or the expected benefits of the proposed business combination or that the approval of the shareholders of EQV is not obtained; failure to realize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of Presidio Production to grow and manage growth profitably, maintain key relationships and retain its management and key employees; risks related to the uncertainty of the projected financial information with respect to PIH or Presidio Production; risks related to PIH’s current growth strategy; the occurrence of any event, change or other circumstances that could give rise to the termination of any definitive agreements with respect to the proposed business combination; the outcome of any legal proceedings that may be instituted against any of the parties to the potential business combination following its announcement and any definitive agreements with respect thereto; changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed business combination; risks that PIH or Presidio Production may not achieve their expectations; the ability to meet stock exchange listing standards following the proposed business combination; the risk that the proposed business combination disrupts the current plans and operations of PIH; costs related to the potential business combination; changes in laws and regulations; risks related to the domestication of EQV as a Delaware corporation; risks related to Presidio Production’s ability to pay expected dividends; the extent of participation in rollover agreements; the amount of redemption requests made by EQV’s public equity holders; and the ability of EQV or Presidio Production to issue equity or equity-linked securities or issue debt securities or enter into debt financing arrangements in connection with the proposed business combination or in the future. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by PIH, EQV or Presidio Production resulting from the proposed business combination with the SEC, including under the heading “Risk Factors” in the Registration Statement. If any of these risks materialize or any assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of Presidio Production, PIH nor EQV presently know or that Presidio Production, PIH or EQV currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by investors as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

In addition, forward-looking statements reflect Presidio Production’s, PIH’s and EQV’s expectations, plans or forecasts of future events and views as of the date they are made. Presidio Production, PIH and EQV anticipate that subsequent events and developments will cause Presidio Production’s, PIH’s and EQV’s assessments to change. However, while Presidio Production, PIH and EQV may elect to update these forward-looking statements at some point in the future, Presidio Production, PIH and EQV specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Presidio Production’s, PIH’s or EQV’s assessments as of any date subsequent to the date they are made. Accordingly, undue reliance should not be placed upon the forward-looking statements. None of Presidio Production, PIH, EQV, or any of their respective affiliates have any obligation to update these forward-looking statements other than as required by law.

Additional Information and Where to Find It

In connection with the proposed business combination, Presidio Production and PIH filed the Registration Statement with the SEC, which includes a prospectus with respect to Presidio Production’s securities to be issued in connection with the proposed business combination and a preliminary proxy statement with respect to the shareholder meeting of EQV to vote on the proposed business combination. EQV, Presidio Production and PIH also plan to file other documents and relevant materials with the SEC regarding the proposed business combination. The Registration Statement has not yet been declared effective by the SEC. After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus will be mailed to the shareholders of EQV as of the record date to be established for voting on the proposed business combination. SECURITY HOLDERS OF EQV AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS AND RELEVANT MATERIALS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION AND THE PARTIES TO THE PROPOSED BUSINESS COMBINATION. Shareholders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Presidio Production, PIH, and EQV once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by EQV may be obtained free of charge from EQV at www.eqvventures.com. Alternatively, these documents, when available, can be obtained free of charge from EQV or Presidio Production upon written request to EQV Ventures Acquisition Corp., 1090 Center Drive, Park City, Utah, 84098, Attn: Secretary, or by calling (405) 870-3781. The information contained on, or that may be accessed through the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

EQV, PIH, Presidio Production and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of EQV in connection with EQV’s shareholder meeting. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of EQV’s executive officers and directors in the solicitation by reading EQV’s annual report on Form 10-K, filed with the SEC on March 31, 2025, the definitive proxy statement/prospectus, which will become available after the Registration Statement has been declared effective by the SEC, and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information concerning the interests of EQV’s participants in the solicitation, which may, in some cases, be different from those of EQV’s shareholders generally, will be set forth in the preliminary proxy statement/prospectus included in the Registration Statement.

No Offer or Solicitation

This press release shall not constitute a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of EQV, PIH or Presidio Production, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended. This press release is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction in where such distribution or use would be contrary to local law or regulation.

Presidio Production Media and Investor Contact:

Presidio@icrinc.com

For EQV:

IR@eqvventures.com

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